                                                                    EXHIBIT 10.2

                                PROMISSORY NOTE
                                ---------------
                                      and
                                      ---
                                   AGREEMENT
                                   ---------


$300,000.00
-----------
                                                       Mountain View, California


     FOR VALUE RECEIVED, Dennis A. Orwig ("Orwig") promise(s) to pay to Catalytica Combustion Systems, Inc. ("CCSI") or order, at 430 Ferguson Drive, Mountain View, California the sum of Three Hundred Thousand and 00/100 dollars ($300,000.00), with interest at a rate of seven percent (7%) per annum from the date(s) CCSI transfers the funds. Principal shall be payable on the earlier of (1) five (5) years from the date of last signature below or (2) when Orwig should sell, convey, or alienate his interest in the property located at 11715 Skyline Boulevard, Los Gates, California 95033-9515 or any part thereof, or shall be divested of his title or any interest therein any manner or way, whether voluntarily or involuntarily; or (3) when Orwig ceases to be an employee of CCSI or its affiliates.

     Orwig agrees, at the request of CCSI, to cause this note to be recorded by the County Recorder's Office as a lien on the property described above and to execute such other documents as CCSI deems necessary to secure a security interest in the above-described property. The purpose of this note is to allow Orwig to purchase and refurbish the above-described property.

     In exchange for Orwig's promise to pay the principle plus interest as set forth above and Orwig's granting to CCSI of the security interest in the above described property, CCSI shall loan Orwig the $300,000.00 sum set forth above which Orwig may obtain as a lump sum or in portions thereof by giving CCSI ten
(10) days written notice setting forth a request for withdrawal and the amount required. The incremental withdrawals may be made between the date(s) of last signature below and July 30, 1998 at which time CCSI shall pay Orwig any remaining balance not previously withdrawn.

     CCSI agrees to execute a subordination agreement in the event the undersigned refinances the mortgage on the property described above.

     The principal and accrued interest payable to CCSI shall be reduced by twenty percent (20%) of its original value for every year (twelve month period) that Orwig continues to be an employee of CCSI or its affiliates beginning with the date on which this agreement is last signed below. Accordingly, assuming Orwig remains as an employee of CCSI or its affiliates for the entire five (5) year term of this agreement, the principle and accrued interest shall be reduced to zero and this Promissory Note shall become null and void. In such a case, CCSI shall take all actions necessary to remove the lien on the property described above.

     Should this note or any portion thereof be referred to any attorney for collection, a reasonable attorney's fee shall be owed by the undersigned. Principal shall be payable in lawful money of the United States of America.

Agreed to by                             Agreed to by
Catalytica Combustion Systems Inc.       Dennis A. Orwig

/s/ Ricardo B. Levy                          /s/ Dennis A. Orwig
----------------------------------           ----------------------------------
                         Signature                                    Signature

CEO, Catalytica, Inc.                        20 Jan. 1998
----------------------------------           ----------------------------------
                             Title                                         Date
1/20/98
----------------------------------
                              Date

                                PROMISSORY NOTE
                                ---------------
                                      and
                                      ---
                                   AGREEMENT
                                   ---------

$400,000.00
-----------
                                                       Mountain View, California

         FOR VALUE RECEIVED, Dennis A. Orwig ("Orwig") promise(s) to pay to Catalytica Combustion Systems, Inc. ("CCSI") or order, at 430 Ferguson Drive, Mountain View, California the sum of Four Hundred Thousand and 00/100 dollars ($400,000.00), with interest at a rate of seven percent (7%) per annum beginning on the date(s) the funds are transferred hereunder. Principal shall be payable on the earlier of (1) five (5) years from the date of last signature below or
(2) when the undersigned should sell, convey, or alienate his interest in the property located at 11715 Skyline Boulevard, Los Gates, California 95033-9515 or any part thereof, or shall be divested of his title or any interest therein any manner or way, whether voluntarily or involuntarily; or (3) when Orwig ceases to be an employee of Catalytica, Inc.

         Orwig agrees, at the request of CCSI, to cause this note to be recorded by the County Recorder's Office as a lien on the property described above and to execute such other documents as CCSI deems necessary to secure a security interest in the above-described property. The purpose of this note is to allow Orwig to purchase and refurbish the above-described property.

         In exchange for Orwig's promise to pay the principle plus interest as set forth above and Orwig's granting to CCSI of the security interest in the above described property, CCSI shall loan Orwig the $400,000.00 sum set forth above which Orwig may obtain as a lump sum or in portions thereof by giving CCSI ten (10) days written notice setting forth a request for withdrawal and the amount required. The incremental withdrawals may be made between the date(s) of last signature below and July 30, 1998 at which time CCSI shall pay Orwig any remaining balance not previously withdrawn.

         As additional security for this Promissory Note, the undersigned also pledges any and all vested and invested stock options in Catalytica, Inc., ("Catalytica") and it's affiliate, CCSI, which the undersigned may hold or acquire during the term of this Promissory Note. In this regard, the undersigned agrees that he will not encumber the aforesaid stock options or underlying shares in anyway without the prior written consent of Catalytica, Inc. and that, if Catalytica so requests, the undersigned will execute a security agreement of form suitable to Catalytica, Inc. to formalize this security interest. The loan is expected to be repaid from appreciation in the stock of Catalytica (above $10.00 per share) and in the stock of CCSI, and the corresponding increase in the value of Orwig's employee stock options. Orwig may choose to exercise his options at any time after they become vested and apply the gain (market price less exercise price) to reduction of the principal amount of the loan. (In the case of CCSI options the market price shall be the fair market value, assuming full conversion of all outstanding convertible securities of the CCSI. The spread between the fair market value and the exercise price may be offset against the second loan through a notice by Orwig of his desire to do so and cancellation of the related options). However, in any event on the fifth anniversary of the loan the outstanding principal is due. Orwig may either: a) exercise his vested options and pay the full balance of the loan, b) exercise his options, pay a portion of the loan and pay the balance in cash from a refinancing or other sources or c) pay the balance due in cash from a refinancing or other sources.

         Catalytica agrees to execute a subordination agreement in the event the undersigned refinances the mortgage on the property described above.

         Should this note or any portion thereof be referred to any attorney for collection, a reasonable attorney's fee shall be owed by the undersigned. Principal shall be payable in lawful money of the United States of America.

Agreed to by                                    Agreed to by
Catalytica Combustion Systems Inc.              Dennis A. Orwig

/s/ Ricardo B. Levy                             /s/ Dennis A. Orwig
-----------------------------                   --------------------------------
                    Signature                                          Signature

CEO, CATALYTICA, INC.                           20 Jan. 1998
-----------------------------                   --------------------------------
                        Title                                               Date

1/20/98
-----------------------------
                         Date

                                 MORTGAGE NOTE
                                 =============

THIS Mortgage Note is made on March 29, 1996

   BETWEEN the borrower(s), DENNIS A. ORWIG and F. BRIDGETTE ORWIG, husband and wife whose address is R.D. 5, Box 66, Ligonier, Pennsylvania 15658 referred to as "I,"

   AND the Lender, CATALYTICA COMBUSTION SYSTEMS, INC. whose address is 430 Ferguson Drive, Mountain View, California 94043-5272 referred to as the "Lender." If more than one Borrower signs this Note, the word "I" shall mean each Borrower named above. The word "Lender" means the original Lender and anyone else who takes this Note by transfer.

Borrower's Promise to Pay Principal and Interest. In return for a loan that I received, I promise to pay $280,000.00 (called "principal"), plus interest to the order of the Lender. Interest, at a yearly rate of 7.0% will be charged on that part of the principal which has not been paid from January 1, 1997 until the earlier of December 31, 1997 or the date of the sale and closing of title to the property located at 149 Cokebury Toad (sic), Califon, New Jersey or termination of employment of Dennis A. Orwig from Catalytica Combustion Systems INC.

* This loan is interest free through December 31, 1996.

Payments. I will pay principal and interest in one lump sum upon the maturity date of this loan, which is defined as the date of the sale and closing of title to the real estate commonly known as 149 Cokesbury Road, Califon, New Jersey or December 31, 1997, or the date of termination of employment of Dennis A. Orwig from Catalytica Combustion Systems, Inc. whichever occurs first. The maturity date may be extended by mutual agreement of the parties in writing and signed by both parties. All payments will be made to the Lender at the address shown above or to a different place if required by the Lender.

Early Payments. I have the right to make payments at any time before they are due. There shall be no penalty for partial or full payments made before the maturity date of this Note.

Late Charge for Overdue Payments. If the Lender has not received any payment within 30 days after its due date, I will pay the Lender a late charge of five
(5)% of the payment.  This charge will be paid with the late payment.

Third Party Purchaser. Notwithstanding anything in this Mortgage Note to the contrary, it is expressly agreed that if the property at 149 Cokesbury Road, Califon, New Jersey has not been sold by December 31, 1997, then the Lender shall have the right to engage a third party home purchaser that will acquire the property at an appraised value minus a discount. Any discount will be shared on an equal basis between the Borrower and the Lender herein, up to a total discount of $ 100,000.00.

Mortgage to Secure Payment. The Lender has been given a Mortgage dated March 29, 1996, to protect the Lender if the promises made in this Note are not kept. I agree to keep all promises made in the Mortgage covering property I own located at 149 Cokesbury Road in the Township of Lebanon in the County of Hunterdon and State of New Jersey. All terms of the Mortgage are made part of this Note.

Default. If I fail to make payment required by this Note within 60 days after its due date, or if I fail to keep any other promise I make in this Note or in the Mortgage, the Lender may declare that I am in default on the Mortgage and this Note. Upon default, I must immediately pay the full amount of all unpaid principal, interest, other amounts due on the Mortgage and this Note and the Lender's costs of collection and reasonable attorney fees.

Waivers. I give up my right to require that the Lender do the following: (a) to demand payment ("called presentment"); (b) to notify me of nonpayments (called "notice of dishonor"); and (c) to obtain an official certified statement showing a nonpayment (called a "protest"). The Lender may exercise any right under this Note, the Mortgage or under any law, even if Lender has delayed in exercising that right or has agreed in an earlier instance not to exercise that right. Lender does not waive its right to declare that I am in default by making payments or incurring expenses on my behalf.

Each Person Liable. The Lender may enforce any of the provisions of this Note against any one or more of the Borrowers who sign this Note.

No Oral Charges. This Note can only be changed by an agreement in writing signed by both the Borrower(s) and the Lender.

Situs. This Note and the Mortgage that secures it shall be governed by the laws of the State of New Jersey.

Signatures. I agree to the terms of this Note. If the Borrower is a corporation, its proper corporate officers sign and its corporate seal is affixed.

Witnessed by:                      /s/ Dennis A. Orwig                   (Seal)
                                   -------------------------------------
                                   Dennis A. Orwig


/s/ Christine A. Smith             /s/ F. Bridgette Orwig                (Seal)
--------------------------------   -------------------------------------
                                   F. Bridgette Orwig